Exhibit 10.1


                FIRST AMENDED AND RESTATED FORBEARANCE AGREEMENT

     This First Amended and Restated Forbearance Agreement (this "Forbearance Agreement"), which, except as set forth below, amends, restates, and modifies that certain Forbearance Agreement dated March 22, 2006 (the "Original Forbearance") by and among the Lender and the Credit Parties referred to below, is entered into as of June 1, 2006, by and among (i) PDS GAMING CORPORATION, a Minnesota corporation, in its capacity as lender (together with its successors and assigns, the "Lender"); (ii) Cruise Holdings I, LLC, a Nevada limited liability company ("Cruise I"); (iii) Cruise Holdings II, LLC, a Nevada limited liability company ("Cruise II"); (iv) Royal Star Entertainment, LLC, a Delaware limited liability company ("RSE"); (v) Riviera Beach Entertainment, LLC, a Delaware limited liability company ("RBE"); (vi) ITG Vegas, Inc., a Nevada corporation ("ITGV"); and (vii) ITG Palm Beach, LLC, a Delaware limited liability company ("ITGPB" and together with Cruise I, Cruise II, RSE, RBE and ITGV, individually, and collectively referred to as the "Borrower"); (viii) Palm Beach Maritime Corporation, a Delaware corporation ("PBM"); (ix) Palm Beach Empress, Inc., a Delaware corporation ("PBE"); (x) International Thoroughbred Gaming Development Corporation, a New Jersey corporation ("ITGD"); and (xi) International Thoroughbred Breeders, Inc., a Delaware corporation ("ITB" and together with PBM, PBE and ITGD, individually, and collectively referred to as "Guarantor", Borrower and Guarantor are collectively known as the "Credit Parties"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement (as defined below).

                             PRELIMINARY STATEMENTS

     A. The Credit Parties are parties to that certain Loan and Security Agreement, dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which, among other things, the Lender has made a loan (the "Loan") to Borrower in the aggregate principal amount of Twenty-Nine Million Three Hundred Thirteen Thousand Eight Hundred Eighty-eight and 96/100 Dollars ($29,313,888.96). The current principal amount of the Loan, adjusted to reflect interim payments and the terms of the Original Forbearance, is Twenty-Eight Million Nine Hundred Ninety-Nine Thousand Two Hundred Ten and 7/100 Dollars ($28,999,210.07).

     B. Pursuant to the Loan Agreement and that certain Guaranty Agreement dated as of June 30, 2005 by and among Lender and Guarantor, the Guarantors agreed to be unconditionally liable for the payment of all of the Borrower's obligations under the Loan Agreement and the other Loan Documents.

     C. Lender and the Credit Parties entered into the Original Forbearance on March 22, 2006 in order to provide the Credit Parties with an opportunity to address and remedy the Current Events of Default described in the Original Forbearance. The Credit Parties have failed to comply with their obligations under the Original Forbearance and are in default thereunder because they:

          (i) have failed to make the lease and interest payments required to be made pursuant to Section 4 thereof, and

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          (ii) have made a prohibited Restricted Payment.

     The Lender asserts (but the Credit Parties dispute) that they have failed to use their best efforts to sell or finance the Big Easy Vessel and the Turnberry Note as required by Section 8 thereof (the Original Forbearance defaults are further described on Schedule I-A).

     D. Events of Default have occurred and are continuing under the Loan Agreement by reason of the acts or omissions of the Credit Parties, including:

          (i) their failure to make any of the principal or interest payments required to be made thereunder from and after January 10, 2006, and

          (ii) the failure to comply with certain financial covenants thereunder from and after October 30, 2005 (the Loan Agreement defaults are further described on Schedule I-B attached hereto).

     The defaults and events of default described in Paragraphs C and D are referred to herein as the "Specific Loan and Forbearance Events of Default."

     E. The Specific Loan and Forbearance Events of Default exist and remain uncured as of the date hereof.

     F. In addition to the Specific Loan and Forbearance Events of Default, one or more Defaults or Events of Default may occur as a result of the events and circumstances described on Schedule II to this Forbearance Agreement (the "Potential Loan Defaults").

     G. By reason of the occurrence of those Specific Loan and Forbearance Events of Default that have existed since October 31, 2005, the unpaid principal and overdue interest owing to the Lender under the Loan Agreement have been bearing interest at the default rate of interest as provided in Section 4(b) of the Loan Agreement. The total amount of unpaid default interest due and owing to the Lender under the Loan Agreement is Three Million Two Thousand Two Hundred Seventy-Four and 35/100 Dollars ($3,002,274.35), as of June 1, 2006.

     H. The Credit Parties agree and acknowledge that (i) as of June 1, 2006, the outstanding principal amount of the Obligations owing under the Loan Agreement is Thirty-One Million Eight Hundred Thirty-Five Thousand Six Hundred Eighty-Eight and 32/100 Dollars ($31,835,688.32), including accrued default interest, but excluding continuing accruing interest thereon until full payment thereof, costs, fees and other expenses payable by the Credit Parties under the Loan Agreement and the other Loan Documents (the "Loan Forbearance Balance"), and (ii) the Obligations are not subject to offset, reduction or counterclaim by any Credit Party or otherwise.

     I. The Borrower and the Guarantors acknowledge and agree that as a result of the Specific Loan and Forbearance Events of Default, the Lender has the right to exercise all of its rights and remedies under the Loan Agreement, together with any and all documents executed by the Credit Parties in any way related to the Loan Agreement (collectively, the "Loan


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


Documents")  including,   without  limitation,   the  right  to  accelerate  and
immediately demand payment in full of the Obligations and to foreclose on the Collateral.

     J. PDS, ITGV and ITGPB are parties to (i) that certain Master Lease Agreement dated as of July 6, 2004 (the "PB Master Lease"), (ii) Lease Schedule No. T3 dated as of July 6, 2004 ("Schedule T3"), (iii) Lease Schedule No. T4 dated as of July 6, 2004 ("Schedule T4"), (iv) Lease Schedule No. T5 dated as of July 6, 2004 ("Schedule T5," and collectively with the PB Master Lease, Schedule T3 and Schedule T4, the "PB Lease"). PDS and RSE are parties to (i) that certain Master Lease Agreement dated as of January 6, 2005 (the "RSE Master Lease") and
(ii) Lease Schedule No. 1 dated as of January 6, 2005 ("Schedule 1," and together with the RSE Master Lease, the "RSE Lease"). The PB Lease and the RSE Lease are together referred to as the "Leases".

     K. Events of Default have occurred under the Leases by reason of the acts or omissions of RSE, ITGV and ITGPB described on Schedule I-C attached hereto (the "Specific Lease Events of Default").

     L. The Specific Lease Events of Default exist and remain uncured as of this date.

     M. In addition to the Specific Lease Events of Default, one or more Defaults or Events of Default may occur under the Leases as a result of the events and circumstances described on Schedule III to this Forbearance Agreement. The Specific Lease Events of Default and the Specific Loan and Forbearance Events of Default are collectively referred to herein collectively as the "Specific Events of Default."

     N. The Credit Parties agree and acknowledge that by reason of the occurrence of the Specific Lease Events of Default, pursuant to the terms of the Leases, the Lender is entitled to terminate the Leases and to repossess all of the equipment leased thereunder.

     O. The Credit Parties agree and acknowledge that were the Lender to terminate the Leases, the Lender would be entitled to the payment of termination damages in the amount of Two Million Seven Hundred Seventy-Five Thousand Five Hundred Seventy and 04/100 Dollars ($2,775,570.04), as of June 1, 2006, exclusive of costs and other expenses payable by the applicable Credit Parties under the Leases (the "Lease Forbearance Balance," and together with the Loan Forbearance Balance, the "Forbearance Balance"). The Leases have not been terminated as of the date hereof. The Credit Parties agree and acknowledge that
(i) as of June 1, 2006, the outstanding amount of the Forbearance Balance is Thirty-Four Million Seven Hundred Seventy-Seven Thousand One Hundred Fourteen and 46/100 Dollars ($34,777,114.46), exclusive of continuing accruing interest and late fees thereon until full payment thereof, costs, fees and other expenses payable by the Credit Parties under the Loan Agreement, and (ii) the Forbearance Balance is not subject to offset, reduction or counterclaim by any Credit Party or otherwise.

     P. As a result of the occurrence and continuation of the Specific Lease Events of Default, pursuant to the Leases, the Credit Parties owe late payment fees of Eight


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Thousand Five Hundred Thirteen and 40/100 Dollars  ($8,513.40) to the Lender, as
of June 1, 2006. Such late payment fees will continue to be applicable to missed Lease payments after the date hereof (including during the Second Forbearance Period) and shall be payable at a rate of One Thousand Seven Hundred Two and 68/100 Dollars ($1,702.68) per month.

     Q. On March 22, 2006, following the request made by the Credit Parties to the Lender to agree to an Initial Forbearance Period (as defined below), the Credit Parties and the Lender entered into the Original Forbearance. Pursuant to the terms and conditions of the Original Forbearance, the Lender and the Credit Parties agreed that the Lender would forbear from exercising its rights and remedies under the Loan Documents and the Leases, in consideration of, among other things, the Credit Parties' agreement to take certain actions during the period from the effective date of the Original Forbearance until the earlier of May 31, 2006 or a Forbearance Default (as defined in the Original Forbearance) (hereafter, the "Initial Forbearance Period").

     R. Despite the agreement of the Credit Parties to take certain actions during the Initial Forbearance Period, as more fully described in the Original Forbearance, the Credit Parties, as applicable, failed to, or failed to use their best efforts to, take the following actions, all of which were designed to maximize the value of the Collateral:

          (i) Sale (or financing pursuant to a Non-Recourse Financing) of the Big Easy Vessel in exchange for cash proceeds of not less than $15,000,000, as described in Section 8(h) of the Original Forbearance;

          (ii) Sale (or financing pursuant to a Non-Recourse Financing) of the Turnberry Note in exchange for cash proceeds of not less than $6,500,000, as described in Section 8(h) of the Original Forbearance; and

          (iii) Reduction of Restricted Payments to Affiliates to an amount not to exceed $25,000 per week, as described in Section 8(g) of the Original Forbearance.

     S. The Initial Forbearance Period expired as of May 31, 2006, and the Credit Parties acknowledge and agree that the Lender (inclusive of all of the Lender Parties) performed all of its obligations under the Original Forbearance.

     T. The Credit Parties have now requested that the Lender extend the forbearance period and agree to forbear from exercising certain of its rights and remedies against Borrower, the other Credit Parties (as applicable), and the Collateral with respect to the Specific Events of Default, including, but not limited to, the Lender's rights to (i) accelerate and immediately demand payment in full of the Obligations under the Loan Agreement, (ii) foreclose on the Collateral, and (iii) terminate the Leases and repossess the leased equipment thereunder. The Lender has agreed to such forbearance, subject to the terms and conditions of this Forbearance Agreement.

     U. Borrower has requested that the Lender grant a deferment with respect to payment of the Lease, principal and interest payments during the Deferment Period and, subject


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

to the terms and conditions of this Forbearance Agreement, the Lender has agreed to grant such deferment.

     NOW, THEREFORE, in consideration of the foregoing and of the agreements, promises and covenants set forth below, the parties hereto agree as follows:

1. DEFINITIONS. The following terms shall have the following meanings in this Forbearance Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        "Agreement" means this Forbearance Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

        "Approved Budget" has the meaning set forth in Section 11(g).

        "Borrower" has the meaning set forth in the introductory paragraph hereto.

        "Credit Party" has the meaning set forth in the introductory paragraph hereto.

        "Creditor Party" means any individual or entity that is, from time to time, a creditor of a Credit Party.

        "Crisis Manager" has the meaning set forth in Section 11(a) hereof.

        "Deferment Period" has the meaning set forth in Section 4 hereof.

        "Financier" means PDS Funding 2004-A, LLC.

        "Forbearance Balance" has the meaning set forth in the Preliminary Statements.

        "Forbearance Default" has the meaning set forth in Section 13 hereof.

        "Forbearance Effective Date" has the meaning set forth in Section 6 hereof.

        "Forbearance Expiration Date" means August 29, 2006.

        "Guarantor" has the meaning set forth in the introductory paragraph hereto.

        "Lease Forbearance Balance" has the meaning set forth in the Preliminary Statements.

        "Leases" has the meaning set forth in the Preliminary Statements.

        "Lender" has the meanings set forth in the introductory paragraph hereto.

        "Lender  Party" and  "Lender  Parties"  have the  meanings  set forth in
Section 16(a) hereof.


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


        "Loan" has the meaning set forth in the Preliminary Statements.

        "Loan   Agreement"  has  the  meaning  set  forth  in  the   Preliminary
Statements.

        "Loan Forbearance Balance" has the meaning set forth in the Preliminary Statements.

        "Releasor" and "Releasors" have the meanings set forth in Section 16(a) hereof.

        "Second Forbearance Period" means the period commencing on the Forbearance Effective Date and continuing through the earliest to occur of (i) the Forbearance Expiration Date; (ii) the date of the termination of the Forbearance Period pursuant to Section 13 hereof; and (iii) the date on which all of the Obligations have been indefeasibly paid in full to the Lender, the applicable Credit Parties have satisfied all of their obligations under the Leases to the Lender, and the obligations of the Lender under the Loan Agreement and the Leases have been terminated.

        "Specific   Events  of  Default"  has  the  meaning  set  forth  in  the
Preliminary Statements.

        "Specific Lease Events of Default" has the meaning set forth in the Preliminary Statements.

        "Specific Forbearance and Loan Events of Default" has the meaning set forth in the Preliminary Statements.

2. INCORPORATION OF PRELIMINARY STATEMENTS.

        The preliminary statements set forth above are hereby incorporated into this Agreement as accurate and complete statements of fact. Without limiting the foregoing, each Borrower and Guarantor hereby acknowledges and agrees that (a) the Specific Forbearance and Loan Events of Default have occurred and are continuing under the terms of the Loan Agreement and the Original Forbearance;
(b) the Specific Lease Events of Default have occurred and are continuing under the terms of the Leases; (c) each of the Borrower and the Guarantor does not have any disputes, defenses or counterclaims of any kind with respect thereto;
(d) absent the effectiveness of this Forbearance Agreement, the Lender has the right to immediately enforce payment of all Obligations and, in connection therewith, to immediately enforce its security interests in, and liens on, the Collateral, (e) the Forbearance Balance correctly sets forth the amount (exclusive of expenses) owed to the Lender under the Loan Agreement and the Leases as of June 1, 2006 (including rent not yet due and payable), and (f) the Forbearance Balance and all other Obligations are payable pursuant to the Loan Agreement and the Leases, without defense, dispute, offset, withholding, recoupment, counterclaim or deduction of any kind.

3. FORBEARANCE.

     (a) During the Second Forbearance Period, and provided that no Forbearance Default occurs, the Lender shall not exercise those rights and remedies afforded to it under the Loan


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

Agreement and the other Loan Documents with respect to the Specific Events of Default to (a) accelerate and/or immediately enforce payment in full of the Obligations or enforce payment of any part of the Obligations in advance of the date such Obligations shall be due and payable in accordance with the terms of the Loan Agreement, (b) exercise its rights to terminate the Leases; or (c) enforce its security interests in, and liens on, the Collateral, provided, that
(i) no Creditor Party has exercised or taken action to assert any adverse claims (including any litigation) with respect to any part of the Collateral, any Vessel or any equipment leased pursuant to the Leases; (ii) Credit Parties comply with all of their covenants and agreements set forth in this Forbearance Agreement; (iii) no other Event of Default occurs during the Second Forbearance Period; and (iv) no Credit Party or Affiliate receives any Restricted Payment or other proceeds or distribution from the Borrower's business prior to the full and indefeasible payment of the Obligations to the Lender, except as expressly permitted by this Forbearance Agreement.

     (b) In consideration of the Lender's agreement to forbear on the terms and conditions set forth herein, the Credit Parties hereby agree that the full Forbearance Balance shall be deemed to be increased by the sum of One Hundred Seventy-Three Thousand Six Hundred Eighty-Seven and 39/100 Dollars ($173,687.39) as a forbearance fee, which shall be deemed fully earned by the Lender and shall constitute a portion of the Obligations secured by the Collateral. The Credit Parties hereby grant to Lender a security interest in and lien on the Collateral securing the full payment of such forbearance fee.

4. DEFERMENT. As a result of the occurrence of the Specific Events of Default, the Lender hereby defers the principal and interest payments payable with respect to the Loan Agreement and the rental payments payable pursuant to the Leases, in each case, from the Forbearance Effective Date through the Forbearance Expiration Date (the "Deferment Period"); provided that (a) such deferred Loan payments will continue to accrue with interest on such sums from the scheduled due date for payment thereof at the Default Rate and deferred rental payments under the Leases will continue to accrue with monthly late charges at the rate set forth therefor in the applicable Lease; and (b) upon the occurrence of a Forbearance Default, the foregoing deferment shall be deemed to have no force or effect. The rate of interest payable on the Loan and all overdue interest thereon shall continue at the applicable Default Rate of interest pursuant to Section 4(b) of the Loan Agreement (and, for the avoidance of doubt, upon the termination of the Deferment Period each Credit Party shall be liable for, and shall pay in cash, any deficiency in any interest payment made prior to the date of the Forbearance Default). Notwithstanding anything to the contrary set forth in the Loan Agreement, during the Second Forbearance Period, provided that no Forbearance Default shall have occurred prior thereto, the Credit Parties shall be permitted to prepay the Loan (including the additional Loan amount described in Section 3), in whole or in part, at 100% of par (plus all fees (including the fees set forth in Section 8(j) of the Original Forbearance, which shall be payable in connection with the sale of the Big Easy Collateral or the Turnberry Note Collateral) and expenses (including the expenses described in Sections 11(n) and 19 and accrued interest payable pursuant hereto or pursuant to the Loan Agreement).

5. EFFECT ON ORIGINAL FORBEARANCE


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

     The Lender and Credit Parties hereby agree that the provisions of the Original Forbearance described on Schedule IV hereto (and the related definitions set forth in the Original Forbearance) shall survive the amendment and restatement of the Original Forbearance pursuant to the terms hereof and shall remain in full force and effect for all purposes from and after the date hereof, including after the termination of this Agreement (it being acknowledged by Lender that the amounts payable under Section 8(i) of the Original Forbearance have been paid).

     6. CONDITIONS TO EFFECTIVENESS. This Forbearance Agreement shall become effective as of the date first written above (the "Forbearance Effective Date") upon the satisfaction of each of the following conditions:

     (a)  The  Lender  shall  have  received  this  Forbearance   Agreement  (or
counterparts hereof) duly executed by each Credit Party and the Lender;

     (b) The Lender shall have received a certificate signed by a duly authorized officer of each Borrower and each of the Credit Parties certifying, as of the Forbearance Effective Date, (i) that all conditions precedent to the effectiveness of this Forbearance Agreement have been satisfied, (ii) that no Events of Default other than the Specific Events of Default have occurred, (iii) that since the date of the Loan Agreement, no amendments, modifications or other changes have been made to each Borrower's or Credit Parties' articles of incorporation, certificate of formation, bylaws, operating agreements or to any other organizational or governing documents of such Borrower or Credit Parties and (iv) the resolutions of each Borrower's and Credit Parties' board of directors or managers authorizing the execution, delivery and performance of this Forbearance Agreement and the transactions contemplated hereby;

     (c) All of the representations and warranties of each Borrower and Credit Parties contained in this Forbearance Agreement shall be true and correct on and as of the Forbearance Effective Date;

     (d) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions described in this Forbearance Agreement shall be reasonably satisfactory in form and substance to the Lender; and

     (e) Borrower shall have paid, or the Credit Parties shall cause the Borrower to pay, to the Lender, in immediately available funds, to the extent provided in Section 11(n) hereof, all fees and expenses reimbursable by Borrower and the Credit Parties as of the Forbearance Effective Date pursuant to Section 6(b) of the Loan Agreement and Section 18 hereof.

7. STATUS AND DISPOSITION OF "BIG EASY VESSEL".

     (a) The Credit Parties acknowledge and agree that the Lender has a validly perfected, first-priority lien on, and security interest in the Big Easy Vessel, together with any and all collateral related thereto and more fully described in that certain Preferred Mortgage dated as of June 30, 2005 by Cruise II in favor of Lender (collectively, the "Big Easy Collateral").

     (b) The Credit Parties acknowledge and agree that (i) it is in the best interests of the Credit Parties to effect the sale of the Big Easy Collateral;
(ii) the monthly costs to maintain,


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


protect, and insure the Big Easy Collateral is approximately $240,000, as more fully described in Schedule V hereto; (iii) the Credit Parties have been unable to generate any positive cash flow from the use of the Big Easy Collateral and determined in January 2006 that it was advisable to store the Big Easy Collateral (and otherwise take steps to "mothball" such collateral) until a purchaser could be found; (iv) the Credit Parties have sought to market and sell the Big Easy Collateral since January 2006, but have been unsuccessful in effecting such sale to a third party under terms and conditions that are acceptable to the Lender and would provide for the indefeasible payment in cash to the Lender of the net sales proceeds therefrom; (v) the Credit Parties have failed to pay certain accounts payable with respect to the Big Easy Vessel in an amount that will be reported by the Credit Parties to Lender not later than July 15, 2006, which has caused maritime liens to attach to the Big Easy Vessel; and
(vi) the Credit Parties have failed to pay certain ad valorem taxes with respect to the Big Easy Collateral, which have attached to the Big Easy Collateral, and such tax liens remain unpaid as of this date and continue to accrue interest and applicable penalties thereon. Nothing herein shall constitute an admission by the Lender or the Credit Parties as to the validity, priority or effectiveness of such maritime liens.

     (c) The Credit Parties shall submit to the Lender a proposed cash budget applicable to the Big Easy Collateral, assuming its continuing non-operational status (the "Big Easy Budget"), in form, substance, and detail reasonably satisfactory to the Lender, covering the three (3) month period from June 1, 2006 through August 29, 2006. The Big Easy Budget shall set forth, among other things reasonable, projected disbursements in connection with the maintenance, storage, insurance, and costs of disposition of the Big Easy Collateral, including line items setting forth proposed professional fees, expenses and similar items for the period indicated thereon, together with the statement of all material assumptions used in the preparation of the Big Easy Budget.

     (d) The Credit Parties shall engage the services of Mr. Lou Daleo of Coastal Passenger Vessels, Ltd., LLP ("Daleo") and Innovation Capital, LLC (or another broker approved by Lender) ("ICLLC," ICLLC and Daleo, as applicable, are each referred to herein as a "BEC Broker") not later than July 15, 2006. The terms and conditions of the engagement contract for each BEC Broker shall be reasonably satisfactory to the Lender and the Credit Parties and shall provide
(i) for Daleo to attempt to sell the Big Easy Collateral for cash to two prospective third party purchasers previously identified by Daleo to the Credit Parties and (ii) for ICLLC to attempt to sell the Big Easy Collateral for cash to other prospective third party purchasers. The Credit Parties shall continuously engage the services of each BEC Broker for such purposes, and any sale of the Big Easy Collateral shall only be made on terms and conditions acceptable to the Lender and the Credit Parties.

     (e) The Big Easy Collateral shall be sold for cash to a third party purchaser, with a closing date targeted to occur no later than the Forbearance Expiration Date, and the Credit Parties shall direct each BEC Broker to proceed under such timeline. Any contract for the sale of the Big Easy Collateral shall provide for a cash purchase price to be paid at closing, less approved broker's fees, which shall be indefeasibly paid to the Lender in reduction of the Obligations owing under the Loan Agreement.

     (f) The Credit Parties and each BEC Broker agree to provide to the Lender on Friday of each week, or as often as may be requested by the Lender or its attorneys, all such information or communications pertaining to the sale of the Big Easy Collateral, including, but not limited to, expressions of interest, purchase commitments, appraisals, together with any and all correspondence and written summaries of verbal discussions pertaining to the status of the sale of the Big Easy Collateral for cash.

8. STATUS AND DISPOSITION OF "ROYAL STAR VESSEL".

     (a) The Credit Parties acknowledge and agree that the Lender has a validly perfected, first-priority lien on, and security interest in the "Royal Star Vessel" together with any and all collateral related thereto and more fully described in that certain Preferred Mortgage dated as of June 30, 2005 by RSE in favor of Lender (collectively, the "Royal Star Collateral").

     (b) The Credit Parties acknowledge and agree that (i) it is in the best interests of the Credit Parties to effect the sale of the Royal Star Collateral;
(ii) the  monthly  costs  to  maintain,  protect,  and  insure  the  Royal  Star
Collateral is approximately $35,000, as more fully described in Schedule V hereto; (iii) the Credit Parties have been unable to generate any positive cash flow from the use of the Royal Star Collateral; (iv) the Credit Parties have sought to market and sell the Royal Star Collateral since January 2006, but have been unsuccessful in effecting such sale to a third party under terms and conditions that are acceptable to the Lender and would provide for the indefeasible payment in cash to the Lender of the net sales proceeds therefrom;
(v) the Credit Parties have failed to pay certain accounts payable with respect to the Royal Star Vessel, which has caused maritime liens to attach to the Royal Star Vessel in an amount that will be reported by the Credit Parties to Lender not later than July 15, 2006; and (vi) the Credit Parties have failed to pay certain ad valorem taxes with respect to the Royal Star Collateral, which have attached to the Royal Star Collateral, and such tax liens remain unpaid as of this date and continue to accrue interest and applicable penalties thereon. Nothing herein shall constitute an admission by the Lender or the Credit Parties as to the validity, priority or effectiveness of such maritime liens.

     (c) The Credit Parties shall submit to the Lender a proposed cash budget applicable to the Royal Star Collateral, assuming its continuing non-operational status (the "Royal Star Budget"), in form, substance, and detail reasonably satisfactory to the Lender, covering the ninety (90) day period from June 1, 2006, through August 29, 2006. The Royal Star Budget shall set forth, among other things, projected disbursements in connection with the maintenance, storage, insurance, and costs of disposition of the Royal Star Collateral, including line items setting forth proposed professional fees, expenses and similar items for the period indicated thereon, together with the statement of all material assumptions used in the preparation of the Royal Star Budget.

     (d) The Credit Parties shall engage the services of Mr. Lou Daleo of Coastal Passenger Vessels, Ltd., LLP (the "RSC Broker") not later than July 15, 2006. The terms and conditions of the contract of engagement for the RSC Broker shall be reasonably satisfactory to the Lender. The Credit Parties shall continuously engage the services of the RSC Broker for the purposes of marketing and selling the Royal Star Collateral to a third party purchaser for cash, upon such terms and conditions acceptable to the Lender and the Credit Parties.

     (e) The Royal Star Collateral shall be sold for cash to a third party purchaser, with a closing date targeted to occur no later than the Forbearance Expiration Date, and the Credit Parties shall direct the RSC Broker to proceed under such timeline. Any contract for the sale of the Royal Star Collateral shall provide for a cash purchase price to be paid at closing, less approved broker's fees, which shall be indefeasibly paid to the Lender in reduction of the Obligations owing under the Loan Agreement.

     (f) The Credit Parties and the RSC Broker agree to provide to the Lender on Friday of each week, or as often as may be requested by the Lender or its attorneys, all such information or communications pertaining to the sale of the Royal Star Collateral, including, but not limited to, expressions of interest, purchase commitments, appraisals, together with any and all correspondence, and written summaries of verbal discussions, pertaining to the status of the sale of the Royal Star Collateral for cash.

9. STATUS AND DISPOSITION OF "TURNBERRY NOTE".

     (a) The Credit Parties acknowledge and agree that the Lender has a validly perfected, first-priority lien on, and security interest in the Turnberry Note, together with any and all collateral proceeds related thereto and more fully described in that certain Pledge and Security Agreement dated as of June 30, 2005 by ITB in favor of Lender (collectively, the "Turnberry Note Collateral").

     (b) The Credit Parties acknowledge and agree that (i) it is in the best interests of the Credit Parties to effect the sale of the Turnberry Note Collateral; (ii) the Credit Parties have sought to market and sell the Turnberry Note Collateral since January 2006, but have been unsuccessful in effecting such sale to a third party under such terms and conditions that are acceptable to the Lender and provide for the indefeasible payment in cash to the Lender of the net sales proceeds therefrom; and (iii) given that the Turnberry Note Collateral does not constitute any core assets essential to the operations of the Credit Parties, it is the Credit Parties' business judgment that the Turnberry Note Collateral should be sold and the sales proceeds therefrom used to reduce the Obligations owing under the Loan Agreement.

     (c) The Credit Parties shall engage the services of Innovation Capital LLC (the "Financial Advisor") not later than July 15, 2006. The terms and conditions of the contract of engagement for the Financial Advisor shall be reasonably satisfactory to the Lender and the Credit Parties. Subject to the Credit Parties' existing contractual restrictions concerning the use of confidential information concerning the Turnberry Note and the issuer thereof, the Credit Parties shall continuously engage the services of the Financial Advisor for the purposes of marketing and selling the Turnberry Note to a third party purchaser for cash, upon terms and conditions acceptable to the Lender and the Credit Parties, provided that the potential purchasers thereof shall agree to reasonable confidentiality protection of any confidential information included in the marketing and other materials relating to such sale.

     (d) To the extent that they are able to obtain, and supply to the Financial Advisor, reasonably sufficient information with respect thereto, the Credit Parties agree to provide to the Lender, on or before July 29, 2006, a copy of the Offering Memorandum or sales brochures, prepared by the Financial Advisor and designed to seek the sale of the Turnberry Note to a third party purchaser for cash.

     (e) To the extent that the Financial Advisor is able to obtain sufficient information to reasonably market the Turnberry Note, the Turnberry Note shall be sold for cash to a third party purchaser, with a closing date targeted to occur no later than the Forbearance Expiration Date, and the Credit Parties shall direct the Financial Advisor to proceed under such timeline. Any contract for the sale of the Turnberry Note shall provide for a cash purchase price to be paid at closing, less approved broker's fees, which shall be indefeasibly paid to the Lender in reduction of the Obligations owing under the Loan Agreement.

     (f) The Credit Parties and the Financial Advisor agree to provide to the Lender on Friday of each week, or as often as may be requested by the Lender or its attorneys, all such information or communications pertaining to the sale of the Turnberry Note, including, but not limited to, expressions of interest, purchase commitments, appraisals, together with any and all correspondence and written summaries of verbal discussions pertaining to the status of the sale of the Turnberry Note for cash.

10. ALTERNATIVE TRANSACTION.

     (a) The Credit Parties have informed the Lender that they have received, or are likely to receive in the coming weeks, one or more proposals from a third party seeking to provide a financing/equity infusion (an "Alternative Transaction") to the Credit Parties superior in value to the cash sale of the Big Easy Collateral, the Royal Star Collateral, and the Turnberry Note. The Credit Parties acknowledge and agree that, unless the Lender is being indefeasibly paid in full upon the closing of the Alternative Transaction, (i) the Alternative Transaction is subject to the written consent of the Lender, which consent shall be granted or withheld at the sole discretion of the Lender, and (ii) absent a specific written consent of the Lender after the date hereof, the Lender has not agreed to permit the Credit Parties to enter into the Alternative Transaction.

     (b) Although the Credit Parties may continue to pursue the Alternative Transaction, nothing herein shall relieve the Credit Parties from timely performing all of their obligations under this Forbearance Agreement, including, but not limited to, the marketing and sale of the Big Easy Collateral, the Royal Star Collateral, and the Turnberry Note, and the Sale or Refinancing (as defined below). The obligations of the Credit Parties to proceed with the marketing and sale of the Big Easy Collateral, the Royal Star Collateral, and the Turnberry Note, and the Sale or Refinancing, shall be strictly enforced and, notwithstanding their pursuit of the Alternative Transaction, the Credit Parties shall timely perform all of their obligations under this Forbearance Agreement.

     (c) The Credit Parties agree to provide the Lender with copies of (or in the case of verbal information, written summaries of) all information or communications pertaining to any Alternative Transaction, including, but not limited to, proposal letters, term sheets, commitment letters, refinancing letters, and expressions of interest relating to any Alternative Transaction, together with any and all correspondence pertaining to the status or updates of the completion of documentation of any Alternative Transaction.

     (d) The Lender may elect in its sole discretion to extend the deadlines provided in this Forbearance Agreement for the sale of the Big Easy Collateral, the Royal Star Collateral, and the Turnberry Note or otherwise modify the Credit Parties' obligations with respect thereto, after its due consideration of, among other things, (i) the purchase offers received from third parties with respect to the sale of the Big Easy Collateral, the Royal Star Collateral, and/or the Turnberry Note; (ii) the range of values proposed by each BEC Broker, RSC
Broker, and the Financial Advisor for such assets to be sold for cash, the timing of any or all of the closings of such sales, and other matters relating to the net cash proceeds realizable from such assets; and (iii) the net cash proceeds realizable from an Alternative Transaction to be paid in reduction of the Indebtedness owing to the Lender, and the structure, risks, conditions, and timing of such closing, among other factors deemed relevant by the Lender.

     (e) Nothing herein in this Section 10 shall modify the obligations of the Credit Parties to perform timely all of their obligations with respect to the Sale or Refinancing, as described below.

11. CONDITIONS SUBSEQUENT TO EFFECTIVENESS; ADDITIONAL COVENANTS AND OBLIGATIONS OF THE CREDIT PARTIES. The continued effectiveness of this Forbearance Agreement is subject to the satisfaction of the following condition subsequent, unless specifically waived in writing by the Lender, and in addition, the Credit Parties agree to do the following:

     (a) The Credit Parties shall continuously engage the services of the crisis management group, chosen by the Credit Parties, The Innovation Group (the "Crisis Manager"), for the purposes of constructing and implementing for the Credit Parties a business plan, with the Crisis Manager having the full authority, power, and oversight with respect to cash management, and timely and accurate financial and collateral reporting. The Crisis Manager's engagement will provide for a Crisis Manager representative to be present at the Credit Parties' offices as frequently as the Crisis Manager believes is necessary to perform its duties. The Credit Parties will (i) cooperate fully with the Crisis Manager and conduct their business in accordance with the recommendations and advice of the Crisis Manager as set forth in the Crisis Manager's engagement letter, (ii) provide the Crisis Manager with access to all of their (and to the extent possible, their affiliates') books, records, accounts and other information requested by the Crisis Manager, (iii) will instruct and permit the Crisis Manager (A) to discuss any and all aspects of the Credit Parties' business with the Lender and the Financier (with or without the participation of the Credit Parties, as determined by the Lender or the Financier) and (B) to provide any and all written reports regarding the Credit Parties' business to the Lender and the Financier (with or without providing copies thereof to each Credit Party, as determined by the Lender or Financier), (iv) will provide that each withdrawal from a Credit Party's deposit account (other than accounts in the names of PBE, PBM or ITB as of the date hereof) shall be approved by the Crisis Manager, and (v) will compensate the Crisis Manager in the manner provided by the Crisis Manager's engagement letter with the Borrower.

     (b) Each Credit Party acknowledges and agrees that all disbursements from the Controlled Accounts shall require the written approval (on an item-by-item basis) of the Crisis Manager. Except for $700,000 of "cage cash" that will be maintained by the Borrower (as such amount may be adjusted from time to time based on the prudent recommendation of the Crisis Manager) on the Princess Vessel and $15,000 of additional petty cash, all cash (including all cash receipts) by the Credit Parties (other than cash received by PBE, ITB or PBM not in violation of this Forbearance Agreement or any other Loan Document) shall be deposited into the Controlled Accounts. Each Credit Party shall hold in trust all checks, cash and other items of payment constituting Secured Property received by such Credit Party or any such Related Person, and shall deposit such Secured Property into a Controlled Account within one Business Day after receipt by such Credit Party (provided that cash receipts from the operation of the Princess Vessel shall be deposited on a weekly basis in accordance with past practice).

     (c) The Credit Parties shall immediately operate its business in accordance with the Approved Budget (as defined below).

     (d) The Credit Parties shall have submitted, not later than July 14, 2006, at 2:00 p.m. (EST), a written cash budget, on an entity by entity basis, and by July 25, 2006, a written business plan, in each case, in form, substance and detail, reasonably satisfactory to the Lender (together, the "Budget") covering the period commencing June 1, 2006, and continuing through August 29, 2006 (the "Budget Period"), which Budget shall set forth, among other items, reasonable projected weekly cash receipts, disbursements, inventory purchases, wages and professional fees (itemized by each class of professional (i.e., attorneys, accountants, consultants, and any other professional retained by the Credit Parties) and expressly including line items for payment of the Lender's and Financier's attorneys' fees, professional fees, audit and appraisal costs, expenses and similar items) for the respective period indicated thereon, together with a statement of all material assumptions used in preparation of such Budget.

     (e) Consistent with the terms of the Loan Agreement and the other Loan Documents, the Credit Parties shall continue to provide to the Lender, each of the following: (a) collateral reporting; (b) cash flow and disbursements report; and (c) such other reports as presently provided by the Credit Parties to the Lender.

     (f) The Credit Parties shall deliver to the Lender, not later than July 14, 2006, at 2:00 p.m. (EST), with an update to be delivered to the Lender every fourteen (14) days thereafter, the following:

          (i) a report of accrued but unpaid state and federal taxes owing or to become owing by the Credit Parties, including without limitation, state property taxes, ad valorem taxes, fuel taxes, trust fund taxes, and payroll taxes;

          (ii) a list of missed payments and other known defaults under obligations of the Credit Parties to other creditors; and

          (iii) a list of accrued but unpaid amounts due such parties who are claiming mechanics or materialmen's liens or whose provision of goals or services could give rise to a maritime lien on the Collateral of the Credit Parties.

     (g) Budgets.

          (i) From time to time, the Credit Parties shall submit to the Lender proposed revisions and modification of the Budget, reflecting the Credit Parties' revised cash forecast and operating budget for the balance of the Budget Period, which proposed revisions shall set forth, among other items, the Credit Parties' projected weekly cash receipts, disbursements, (including any disbursement to Guarantor or other Affiliates for services rendered to the extent permitted pursuant to the Loan Agreement, as modified and amended by this Forbearance Agreement, inventory purchases, wages and professional fees (itemized by each class of professional (i.e. attorneys, accountants, consultants and any other professionals retained by each of the Credit Parties) and expressly including line items for payment of the Lender's and Financier's attorneys' fees, professional fees, audit and appraisal costs, expenses and similar items) for the respective period indicated thereon. Each proposed set of revisions shall be subject to the written approval and acceptance of the Lender, and upon such written approval and acceptance by the Lender the most recent set of revisions so approved shall be referred to as the "Approved Budget" (until such time as the Lender shall have approved and accepted in writing a revised set of projections and revised Budget, the Budget delivered pursuant to Section 11(c) hereof shall constitute the Approved Budget for all purposes). The Approved Budget shall describe proposed disbursements by category (including, but not limited to, cash receipts, disbursements, inventory purchases, wages and professional fees (itemized by each class of professional (i.e. attorneys, accountants, consultants and any other professionals retained by the Credit Parties)), and the Credit Parties alone shall decide parties to receive such disbursements. Each proposed revision to the Approved Budget shall included a summary statement of each material assumption utilized in the preparation of such revisions to the Approved Budget including a statement of any variations in assumptions from prior projections, which assumptions shall be subject to the review, acceptance and written approval by the Lender in the same manner as the Approved Budget itself.

          (ii) On Tuesday of each calendar week, by 2:00 p.m. EST, the Credit Parties shall provide to the Lender a comparison of the previous week's (1) actual cash expenditures, disbursements, and cash receipts with the previous week's (2) projected cash expenditures, disbursements, and cash receipts, as set forth in the Approved Budget. All reporting pursuant to this subsection (ii) shall be for the fiscal week most recently ended and, on an aggregate basis, the fiscal week then ended together with the immediately preceding two fiscal weeks, in each case as designated on the Approved Budget and in sufficient detail to confirm both the Credit Parties' compliance with its covenants set forth at subsection (iii) below and the Credit Parties' financial results for the fiscal week most recently ended.

          (iii) The Credit Parties shall provide to the Lender the following reports to be provided not less than every two weeks by Friday at 2:00 p.m. EST beginning on July 14, 2006: (1) the Credit Parties' actual weekly performance and results of operations as compared to its Approved Budget for the week; and (2) management's written explanation of the variance, if any, between its actual weekly performance and its Approved Budget for the week, certified as true, correct, and complete by an officer of the Credit Parties or an affiliate of the Credit Parties acceptable to the Lender.

     (h) Sale or Refinancing.

          (i) The Credit Parties agree to effect the refinancing of the Obligations owing to the Lender or the sale of the Credit Parties' assets or a restructuring of the Credit Parties' business, in each case providing for the complete and indefeasible payment and satisfaction of the
     Obligations owing to the Lender, including the full and complete satisfaction of the Lease Forbearance Balance and all other amounts due and owing to the Lender under the Leases, in cash (the "Sale or Refinancing"), which shall be targeted for completion by the Forbearance Expiration Date (the "Sale or Refinancing Date").

          (ii) By no later than July 14, 2006, the Credit Parties shall engage the services of a financial advisor acceptable to the Lender and the Credit Parties (the "Palm Beach Financial Advisor") as their financial advisor with respect to the Sale or Refinancing. The terms and conditions of the contract of engagement for the Palm Beach Financial Advisor shall be reasonably satisfactory to the Lender. The Credit Parties shall continuously engage the services of the Palm Beach Financial Advisor for the purposes of effecting the Sale or Refinancing to a third party purchaser for cash, upon terms and conditions acceptable to the Lender, with a contemplated closing date for the Sale or Refinancing by no later than the Sale or Refinancing Date.

          (iii) The Credit Parties agree to provide to the Lender on or before July 28, 2006, a copy of the offering memorandum prepared by the Palm Beach Financial Advisor and designed to seek the Sale or Refinancing from a third-party lender or third-party purchaser. At the time of delivery of the offering memorandum, the Credit Parties will deliver a list of not less than fifteen (15) third-party lenders or third party purchasers identified by the Credit Parties as reasonably likely potential lenders or purchasers with respect to a Sale or Refinancing, together with contact information, names, addresses and telephone numbers for each such lender or purchaser.

          (iv) Not later than August 2, 2006, the Credit Parties shall deliver the offering memorandum and all other relevant information to each of the lenders or purchasers identified pursuant to clause (iii) above.

          (v) The Credit Parties agree to provide to the Lender on or before August 14, 2006, a written term sheet from a third-party lender or third party purchaser for the Sale or Refinancing, with such term sheet (the "Term Sheet") having been executed by such party offering to effect the Sale or Refinancing, and subject only to due diligence and other conditions precedent customary for other similar types of transactions.

          (vi) The Credit Parties agree to provide to the Lender on or before August 25, 2006, a certification from the Credit Parties stating that (1) the terms and conditions of the Term Sheet have been materially satisfied and fulfilled, or are sufficiently close to being materially satisfied and fulfilled, and (2) the consummation of the Sale or Refinancing is reasonably likely to occur on or prior to the Sale or Refinancing Date based on the foregoing or any other facts set forth in such certification.

          (vii) The Credit Parties also agree to provide to the Lender on Friday weekly, or as often as may be requested by the Lender or its attorneys, at their option, all such information or communications pertaining to the Sale or Refinancing, including, but not limited to, proposal letters, term sheets, commitment letters, refinancing letters, purchase commitments, expressions of interest relating to the Sale or Refinancing, approvals and consents from the Companies' other financing parties to any of the foregoing proposals, together with any and all correspondence pertaining to the status or updates of the completion of documentation of the Sale or Refinancing.

          (viii) The terms of the Sale or Refinancing shall be subject to the prior written consent of the Lender unless, upon the closing thereof, the Lender is indefeasibly paid in full.

          (ix) The deadlines set forth in Sections 11(h)(iii) through (iv) shall be extended reasonably to the extent that the Palm Beach Financial Advisor is unable to perform the required tasks by the deadlines set forth in such sections.

     (i) Audits and Field Exams. Until all of the Obligations owing to the Lender have been indefeasibly paid in full, the Lender and Financier, and their respective agents, appraisers, and advisors shall have the right of full access to, and may visit, the Credit Parties' business, upon reasonable notice, to (1) inspect the Collateral of the Lender; (2) visit and conduct field exams of the Credit Parties' business, (3) take copies and extracts from the Credit Parties' books and records and inspect the Credit Parties' facilities, (4) conduct on-site monitoring thereof, and (5) obtain information requested by the Lender or Financier as to such matters relating to the Credit Parties' business operations. The Credit Parties' officers and employees shall fully cooperate with such efforts by the Lender, and their respective agents and advisors.

     (j) Each Credit Party shall make all payments of principal, interest, fees, expenses and other Obligations on the dates and times, in the amounts, and at the rates specified in the Loan Agreement, subject only to Section 4 hereof. In addition, each Credit Party will continue to perform their non-payment Obligations under the Loan Documents in the manner required thereby.

     (k) Borrower shall maintain in full force and effect all insurance required by Section 13 of the Loan Agreement.

     (l) Borrower shall provide the Lender with any and all financial, operational and other reports and updates (written and oral) as may be requested by the Lender in its sole discretion.

     (m) Except as otherwise approved by the Lender in writing, no Credit Party shall make any Restricted Payments or other payments to any Affiliates, (including without limitation those contemplated by Section 14(w) of the Loan Agreement), during the Second Forbearance Period or thereafter, except as specifically provided in the Approved Budget.

     (n) In connection with their continuing discussions with the Credit Parties and their analysis of certain financial matters concerning the Credit Parties, the Lender Parties have incurred significant costs and expenses, which amounts, as of June 30, 2006, are detailed on Schedule VII attached hereto. The Credit Parties agree that they are responsible for payment of the amounts listed in
Schedule VII and shall pay such amounts in accordance with the Approved Budget.

     (o) In the event that any Credit Party enters into a lease or operating agreement for a berth or other space at the Port of Palm Beach or another port, the Credit Parties shall immediately collaterally assign the same to the Lender and the Financier.

     (p) Consent to Relief. In the event of any re-occurrence of a Specific Event of Default, or the occurrence of any Forbearance Default, then, to the extent that the Lender establishes before a court of appropriate jurisdiction that any of the foregoing has occurred, the Lender reserves the right to seek injunctive relief against the Credit Parties and the Collateral, including, but not limited to, the appointment of a receiver for the benefit of the Lender, in order to enforce the terms of this Forbearance Agreement, the Loan Agreement, the other Loan Documents and the Leases and to effect the remedies sought herein and under applicable law, and the Credit Parties reserve the right to object to such injunctive relief, including the appointment of a receiver, under such circumstances.

     (q) Cooperation of Guarantor. To the extent that compliance with any of the covenants or agreements of Borrower requires action or cooperation by the Guarantor, the Guarantor agrees to provide such cooperation and take such action.

12. REPRESENTATIONS AND WARRANTIES. Each of the Credit Parties hereby represents and warrants to the Lender that, on and as of the Forbearance Effective Date:

     (a) All of the representations and warranties of the Credit Parties contained in this Forbearance Agreement, the Loan Agreement and the other Loan Documents are true and correct as though made on and as of the Forbearance Effective Date, unless and to the extent (i) such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, or (ii) set forth in Schedule V;

     (b) Exhibit A attached hereto includes current, detailed summaries of the following financial information regarding the Credit Parties, which are true, correct and complete as June 18, 2006:

          (i) All Indebtedness of the Credit Parties and each lease to which any Credit Party is a party including all accounts payable "payment plans";

          (ii) The current accounts payable balances and aging of the Credit Parties (substantially in the form of the ITGV, Inc. Accounts Payable Aging report and ITG Palm Beach, LLC Accounts Payable Aging report previously provided to the Lender); and

          (iii) A list of each bank or investment account of each Credit Party, together with the current balances in each such account, as well as a diagram describing the manner in which cash and other receipts are collected and deposited, including the timing of such deposits and the accounts into which such receipts are deposited (collectively, the "Active Accounts"). The Credit Parties have entered into, or will promptly enter into, a deposit account control agreement with respect to each Active Account and will only deposit such receipts into Active Accounts.

     (c) No Forbearance Default has occurred;

     (d) Each Credit Party has the requisite limited liability company and corporate power and authority to execute, deliver and perform this Forbearance Agreement and to perform its Obligations under the Loan Documents. The execution and delivery of this Forbearance Agreement by the Credit Parties, the performance by Borrower of its Obligations hereunder, and the consummation of the transactions contemplated hereby, have been duly approved by all necessary limited liability company, member or board action. This Forbearance Agreement has been duly executed and delivered by the Credit Parties. This Forbearance Agreement constitutes the legal, valid and binding obligation of each Credit Party, enforceable against Borrower in accordance with its terms.

     All of the Credit Parties' representations and warranties contained in this Forbearance Agreement shall survive the execution, delivery and acceptance of this Forbearance Agreement by the parties hereto.

13. FORBEARANCE DEFAULTS. Each of the following events shall constitute a "Forbearance Default":

     (a) Any Credit Party shall fail to observe or perform any term, covenant, or agreement binding on it contained in this Forbearance Agreement or any other agreement, instrument, or document executed in connection herewith, except as specifically described in Schedule VI;

     (b) any instrument, document, report, schedule, agreement, representation or warranty, oral or written, made or delivered to the Lender by any Credit Party shall be false or misleading when made, or deemed made, or delivered; or

     (c) the occurrence of an Event of Default under the Leases, the Loan Agreement or any of the other Loan Documents, other than (i) a Specific Event of Default or (ii) an Event of Default under Section 14(nn) of the Loan Agreement (Minimum EBITDA Covenant) for the 12 month period ending July 2, 2006, for the 12 month period ending July 30, 2006 or for the 12 month period ending August 27, 2006.

     Upon the  occurrence of any  Forbearance  Default,  the Second  Forbearance
Period shall, at the option of the Lender, terminate, and all Obligations and all obligations under the Leases shall automatically become immediately due and payable without notice or demand of any kind (provided that Lender may rescind such acceleration in its sole discretion). Upon the termination or expiration of the Second Forbearance Period, if at such time the outstanding amount of the Obligations are not paid in full, the Lender shall be entitled to exercise all of its rights and remedies under the Leases, the Loan Agreement, the other Loan Documents and applicable law, including, without limitation, the right to declare all of the Obligations to be immediately due and payable and to enforce its Liens on, and security interests in, the Collateral, and to repossess the equipment leased under the Leases. The occurrence of any Forbearance Default shall constitute an Event of Default under the Leases, the Loan Agreement and each of the other Loan Documents.

14. STATUS OF LEASES, LOAN AGREEMENT AND OTHER LOAN DOCUMENTS; NO NOVATION; RESERVATION OF RIGHTS AND REMEDIES.

     (a) This Forbearance Agreement shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of, or a forbearance with respect to, any term or condition of the Leases, Loan Agreement or any other Loan Document, except as expressly provided herein, (ii) except as expressly provided herein, prejudice, restrict or affect any right or rights which the Lender or any Lender Parties may now have or may have in the future under or in connection with the Leases, Loan Agreement or any other Loan Document, or (iii) require the Lender to agree to a similar transaction or forbearance on a future occasion.

     (b) Except to the extent specifically provided herein, the respective provisions of the Leases, Loan Agreement and the other Loan Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

     (c) This Forbearance Agreement is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Leases, Loan Agreement or any of the other Loan Documents, except as specifically set forth herein.

     (d) Except as expressly provided herein, the Lender reserves all rights, claims and remedies that it has or may have against each of the Credit Parties.

15. ACKNOWLEDGMENT OF VALIDITY AND ENFORCEABILITY OF THE LEASES, LOAN AGREEMENT AND OTHER LOAN DOCUMENTS. Each Credit Party expressly acknowledges and agrees that the Leases, the Loan Agreement and the other Loan Documents to which it is a party are valid and enforceable by the Lender against such Credit Party and, except as expressly modified pursuant to this Forbearance Agreement, expressly reaffirms each of its Obligations under each Lease and each Loan Document to which it is a party. Each Credit Party further expressly acknowledges and agrees that the Lender, has a valid, duly perfected, first priority and fully enforceable security interest in and lien against each item of Collateral (including the Second Cherry Hill Note). Each Credit Party agrees that it shall not dispute the validity or enforceability of the Leases, the Loan Agreement or any of the other Loan Documents or any of its Obligations thereunder, or the validity, priority, enforceability or extent of the Lender's security interest in or lien against any item of Collateral, either during or following the expiration of the Second Forbearance Period.

16. RELEASE.

     (a) Each Credit Party acknowledges that the Lender would not enter into this Forbearance Agreement without Borrower's assurance that it has no claim against the Lender, its respective Subsidiaries, Affiliates, officers, directors, shareholders, employees, attorneys, agents, professionals and servants, or any of their respective predecessors, successors, heirs and assigns (including the Financier each of its financing providers and loan participants, and each of their respective Subsidiaries, Affiliates, officers, directors, shareholders, employees, attorneys, agents, professionals and servants)
(collectively, the "Lender Parties" and each, a "Lender Party") arising out of the Loan Documents or the transactions contemplated thereby. Each of Borrower, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the "Releasors" and each, a "Releasor") releases each Lender Party from any known or unknown claims which any Releasor now has against any Lender Party of any nature, including any claims that any Releasor, or any Releasor's successors, counsel and advisors may in the future discover they would have had now if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, arising out of or related to the Loan Documents or the transactions contemplated thereby.

     (b) The provisions, waivers and releases set forth in this Section 16 are binding upon each Releasor. The provisions, waivers and releases of this Section 16 shall inure to the benefit of each Lender Party.

     (c) The provisions of this Section 16 shall survive payment in full of the Obligations, full performance of all of the terms of this Forbearance Agreement, the Loan Agreement and the other Loan Documents and/or any action by the Lender to exercise any remedy available under the Loan Documents, applicable law or otherwise.

     (d) Each Credit Party represents and warrants that it is the sole and lawful owner of all right, title and interest in and to all of the claims released by it hereby and it has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each Credit Party shall jointly and severally indemnify, defend, protect and hold harmless each Lender Party from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.

17. FURTHER ASSURANCES. In consideration for the execution of this Forbearance Agreement by the Lender, each Credit Party agrees to fully and promptly cooperate in all reasonable respects the Lender and its advisors and counsel with respect to any matter with respect to which the Lender may reasonably inquire. Each Credit Party agrees that it will promptly execute and deliver to the Lender all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to grant a security interest in, or perfect, protect and maintain the priority of any pledge, assignment or security interest granted or purported to be granted under any Loan Document in, any Collateral.

18. COSTS AND EXPENSES. All fees and out-of-pocket expenses, including but not limited to travel expenses and attorneys' and paralegals' fees, incurred by the Lender or Financier (or its investors or participants) in the negotiation, preparation, administration (including pursuant to Section 11(i)), implementation or enforcement of this Forbearance Agreement or the Loan Documents or Leases or any restructuring of the Leases or the Loan Documents or any related documents constitute costs and expenses in connection with the enforcement or preservation of the rights of the Lender under the Loan Documents and, as such, are payable by Borrower. Without limiting the generality of the foregoing, Borrower further agrees that it will pay all out-of-pocket costs and expenses of the Lender and the Financier, including without limitation the fees, costs and expenses incurred by the Financier (or its investors or participants) in connection with the negotiation, preparation and implementation of this Forbearance Agreement or any restructuring of the Loan Documents or Leases or any related documents. Additionally, the Credit Parties agree to reimburse the Lender for all of its actual out-of-pocket expenses caused by or related to the Specific Events of Default, including but not limited to its legal costs and any default rate interest it has incurred or will incur. The immediately preceding sentence shall apply solely with respect to indebtedness of the Lender outstanding and in default on the date hereof. The Credit Parties agree and acknowledge that such reimbursement amount includes default interest that Lender is required to pay to Financier at a rate of an additional two and one-half percent per annum on the total Loan Forbearance Balance as defined above, which amount equaled $460,580.28 as of June 1, 2006 (the "Additional Interest Amount"); such amounts shall continue to accrue until paid in full. The Credit Parties agree and acknowledge that they owe to the Lender the full amount of the Additional Interest Amount. The Additional Interest Amount is not subject to offset, reduction or counterclaim by any Credit Party or otherwise. All fees, costs and expenses referred to in this Section 18, whether incurred in connection with the Leases, Loan Agreement, this Forbearance Agreement, or otherwise shall be deemed additional Obligations secured by the Collateral and shall be payable upon demand.

19. NO WAIVER. The Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision or term of this Forbearance Agreement, the Leases, the Loan Agreement or any other Loan Document shall not waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Lender of a Forbearance Default or of an Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any other Forbearance Default or any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character.

20. SOLE BENEFIT OF PARTIES. This Forbearance Agreement is solely for the benefit of the parties hereto and their respective successors and assigns (including the Financier and the other Lender Parties), and no other Person shall have any right, benefit or interest under or because of the existence of this Forbearance Agreement.

21. LIMITATION ON RELATIONSHIP BETWEEN PARTIES. The relationship of the Lender, on the one hand, and each Credit Party on the other hand, has been and shall continue to be, at all times, that of creditor and debtor. Nothing contained in this Forbearance Agreement, any instrument, document or agreement delivered in connection herewith or in the Loan

Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between the parties.

22. NO ASSIGNMENT. This Forbearance Agreement shall not be assignable by any Credit Party without the written consent of the Lender. The Lender may assign to one or more Persons (including the Financier) all or any part of, or any participation interest in, such Lender's rights and benefits hereunder.

23. MISCELLANEOUS. This Forbearance Agreement is a Loan Document. The section and subsection titles contained in this Forbearance Agreement are included for the sake of convenience only, and shall not affect the meaning or interpretation of this Forbearance Agreement, the Leases, the Loan Agreement or any other Loan Documents or any provisions hereof or thereof. The Schedules to this Forbearance Agreement are incorporated in, and shall be deemed a part of, this Forbearance Agreement.

24. GOVERNING LAW; ENTIRE AGREEMENT. THIS FORBEARANCE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA. This Forbearance Agreement, the Leases, the Loan Agreement and other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

25. CONSULTATION WITH COUNSEL. Each Credit Party represents to the Lender that it has discussed this Forbearance Agreement, including the provisions of Sections 14 through 16 hereof, with its attorneys.

26. COUNTERPARTS. This Forbearance Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and may be executed either originally or by facsimile (in which case such facsimile signatures shall for all purposes be treated and considered as original signatures hereto, which shall fully bind the signatories hereto), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Forbearance Agreement as of the date first written above.

                                BORROWERS:

                                CRUISE HOLDINGS I, LLC

                                By:/S/Francis W. Murray
                                   --------------------------------
                                   Name:Francis W. Murray
                                   Title:President, Managing Member


                                CRUISE HOLDINGS II, LLC

                                By:/S/Francis W. Murray
                                   --------------------------------
                                   Name:Francis W. Murray
                                   Title:President, Managing MemberBy:


                                ROYAL STAR ENTERTAINMENT, LLC

                                By:/S/Francis W. Murray
                                   --------------------------------
                                   Name:Francis W. Murray
                                   Title:President


                                RIVIERA BEACH ENTERTAINMENT, LLC

                                By:/S/Francis W. Murray
                                   --------------------------------
                                   Name:Francis W. Murray
                                   Title:President



                 Signature Page to PDS / Palm Beach Amended and
                         Restated Forbearance Agreement
                                     1 of 4

                                ITG VEGAS, INC.

                                By:/S/Francis W. Murray
                                   --------------------------------
                                   Name:Francis W. Murray
                                   Title:President


                                ITG PALM BEACH, LLC

                                By:/S/Francis W. Murray
                                   --------------------------------
                                   Name:Francis W. Murray
                                   Title:President, Managing Member



                 Signature Page to PDS / Palm Beach Amended and
                         Restated Forbearance Agreement
                                     2 of 4

                                GUARANTORS:


                                PALM BEACH MARITIME CORPORATION

                                By:/S/Francis W. Murray
                                   --------------------------------
                                   Name:Francis W. Murray
                                   Title:President, Managing Member


                                PALM BEACH EMPRESS, INC.

                                By:/S/Francis W. Murray
                                   --------------------------------
                                   Name:Francis W. Murray
                                   Title:President


                                INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT

                                By:/S/Francis W. Murray
                                   --------------------------------
                                   Name:Francis W. Murray
                                   Title:President


                                INTERNATIONAL THOROUGHBRED BREEDERS, INC.

                                By:/S/Francis W. Murray
                                   --------------------------------
                                   Name:Francis W. Murray
                                   Title:President



                 Signature Page to PDS / Palm Beach Amended and
                         Restated Forbearance Agreement
                                     3 of 4

                                LENDER:


                                PDS GAMING CORPORATION

                                By:/S/Johan E. Finley
                                   --------------------------------
                                   Name:Johan E. Finley
                                   Title: CEO



                 Signature Page to PDS / Palm Beach Amended and
                         Restated Forbearance Agreement
                                     4 of 4

                                    Exhibit A

                          Current Financial Statements

                                (attached hereto)

                                  Schedule I-A

                Original Forbearance Agreement Events of Default

     (a) Failure of the Credit Parties to make the payments required by Section 4 of the Original Forbearance.

     (b) $50,000 Restricted Payment made by ITGV to ITB on or around April 21, 2006 in violation of Section 8(g) of the Original Forbearance.

                                  Schedule I-B

                         Specific Loan Events of Default

     (a) Event of Default under Section 18(a) of the Loan Agreement resulting from the failure to make any payment of principal and interest within 10 days of when due under the Note on the following dates and following amounts: January 1, 2006 (missed payment of $857,296.56), February 1, 2006 (missed payment of
$856,665.93),  March 1, 2006  (missed  payment  of  $856,027.41),  April 1, 2006
(missed payment of $855,380.91), May 1, 2006 (missed payment of $854,726.33) June 1, 2006 (missed payment of $854,063.57), and July 1, 2006 (missed payment of $853,392.52); and

     (b) Breach by Borrower of Section 14(nn) of the Loan Agreement (Minimum EBITDA Covenant) for the 12 month period ended October 30, 2005, for the 12 month period ended November 27, 2005, the 12 month period ended January 1, 2006, the 12 month period ended January 29, 2006, the 12 month period ended February 26, 2006, the 12 month period ended April 2, 2006, the 12 month period ended April 30, 2006, the 12 month period ended May 28, 2006, and the 12-month period ended July 2, 2006.

                                  Schedule I-C

                        Specific Lease Events of Default

     Event of Default under each of the Leases resulting from the cross-default to the Loan Agreement from and after October 30, 2005 and from the failure to make scheduled monthly lease payments of $113,512.24 on January 1, 2006, February 1, 2006, March 1, 2006, April 1, 2006, May 1, 2006, June 1, 2006 and
July 1, 2006.

                                   Schedule II

                    Potential Loan Agreement Default Triggers

None.

                                  Schedule III

                        Potential Lease Default Triggers

None.

                                   Schedule IV

Surviving Provisions of the Original Forbearance (with reference to the sections thereof)

(a) Section 2.

(b) Final Sentence of Section 3.

(c) Section 6(e).

(d) Section 7.

(e) Section 8(i).

(f) Section 8(j).

(g) Section 11.

(h) Section 12.

(i) Sections 14 through 22.

                                   Schedule V

       Representations and Warranties as of the Forbearance Effective Date

None.

                                   Schedule VI

           Specific Covenant Waivers During Second Forbearance Period

None.

                                  Schedule VII

                Costs and Expenses and Wire Transfer Instructions

Total Costs and Expenses:

   Hughes Luce                       $35,940.20

   Sidley Austin                     $54,152.52

   PDS Lenders                       $ 1,000.00

   PDS                               $15,878.00

   Costs & expenses, total          $106,970.72
                                    ===========


Wire Transfer Instructions for Expense Payments:


 Sidley Austin                        PDS
 -------------                        ---

 Bank One, NA                         Silver State Bank

 Routing/ABA: 071000013               Routing/ABA: 122401833

 Account: 5519624                     Account: 35013141

 Ref: 2255-11020

 Hughes and Luce
 ---------------

 JPMorgan Private Bank

 Routing/ABA: 021 000 021

 Credit Account Number:  00999-99-651

 Credit Account Name: T and I Journal

 For Further Credit: (FFC) Act. No Q33776 of Hughes and Luce, LLP

 Ref:

 Libra (for PDS
 --------------
 Lender Expenses)
 ----------------
 Comerica Bank

 Routing/ABA: 121137522

Account: 1891948166